[Transamerica Financial Life Insurance Company Letterhead]

March 28, 2006

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	TFLIC Series Annuity Account
File No. 811-10417, CIK: 0001142696
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), TFLIC Series Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report for the following underlying management investment companies: AEGON/Transamerica Series Trust, Access Variable Insurance Trust and Fidelity Variable Insurance Products Fund. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On August 19, 2005, AEGON/Transamerica Series Trust, filed its semi-annual report with the Commission via EDGAR (CIK: 0000778207);

•	On September 1, 2005, Access Variable Insurance Trust filed its semi-annual report with the Commission via EDGAR (CIK: 0001219650); and

•	On August 25, 2005, Variable Insurance Products Fund filed its semi-annual report with the Commission via EDGAR (CIK: 0000356494, 0000831016, 0000927384).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

Transamerica Financial Life Insurance Company

/s/ Darin D. Smith

Darin D. Smith

Assistant General Counsel

Financial Markets Group

TFLICFreedomPremier.semi(nosig)